SUPPLEMENT DATED APRIL 18, 2008

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

OF EACH FUND INDICATED BELOW

The following replaces any contrary information in the Prospectus and Statement of Additional Information of each fund listed in the Appendix to this supplement.

DAYS AND HOURS OF OPERATION

Effective July 1, 2008, the Fund is open for purchase and redemption transactions every day the New York Stock Exchange (“NYSE”) is open for trading. In addition, the Fund reserves the right to open for purchase and redemption transactions on days when the Federal Reserve is open for business but the NYSE is closed, such as Good Friday or when the NYSE does not open for business because of an emergency or other unanticipated event. Each day the Fund is open is a “Business Day”. The Fund calculates its net asset value (“NAV”) every Business Day. The Fund calculates its net income each Business Day when it calculates its NAV, and declares dividends for its shareholders of record.

In addition, on any day the NYSE closes earlier than the time at which the Fund normally calculates its NAV, but the Federal Reserve remains open for business, the Fund reserves the right to remain open for purchase and redemption transactions during its normal business hours. On such days, the Fund’s NAV will be calculated as of the close of the Federal Reserve or at its normal time for calculating its NAV, whichever is earlier. Correspondingly, on days when the NYSE remains open for business but the Federal Reserve closes earlier than the time at which the Fund normally calculates its NAV, the Fund may also close early, and, if so, its NAV will be calculated as of the close of the Federal Reserve.

To learn whether the Fund is open for business, please call the Fund’s Service Desk at 1-800-625-4554 or 1-212-857-8181. You should contact your Service Agent to see if your Service Agent will be open for business.

Appendix

Legg Mason Partners Money Market Trust	Prospectus and Statement of Additional Information dated
Western Asset California Municipal Money Market Fund	July 27, 2007
Western Asset Massachusetts Municipal Money Market Fund	July 27, 2007
Western Asset New York Municipal Money Market Fund	July 27, 2007
Western Asset Municipal Money Market Fund	July 27, 2007

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